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                         LOOMIS SAYLES INVESTMENT TRUST

                     SUPPLEMENT DATED AUGUST 7, 2000 TO THE
                LOOMIS SAYLES SMALL COMPANY VALUE FUND PROSPECTUS
                             DATED FEBRUARY 1, 2000

The following replaces the information as it relates to the Loomis Sayles Small Company Value Fund under "Portfolio Managers" in the prospectus:

LOOMIS SAYLES SMALL COMPANY VALUE FUND Joseph R. Gatz and Daniel G. Thelan, Vice Presidents of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since 2000. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its predecessors since 1993. Prior to joining Loomis Sayles in 1996, Mr. Thelan was a manager at PricewaterhouseCoopers LLP.